UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2015

ALERE INC.

(Exact name of registrant as specified in charter)

Delaware	1-16789	04-3565120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453

(Address of Principal Executive Offices) (Zip Code)

(781) 647-3900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 9, 2015, Alere Inc., or the Company, announced that David Teitel, the Company’s Chief Financial Officer, or CFO, will transition from the role of CFO when a suitable successor is hired. The Company has engaged an executive search firm to support the recruitment process. Mr. Teitel intends to continue in the CFO role until his successor is named and to work closely with the management team, including the new CFO, to facilitate a smooth and successful transition of his responsibilities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALERE INC.

Date: March 9, 2015	By:	/s/ Jay McNamara
Jay McNamara Senior Counsel – Corporate & Finance